Exhibit 10.4.2
FORM OF AMENDMENT NO. 2
TO
FIRST AMENDED AND RESTATED ADVISORY AGREEMENT
     THIS AMENDMENT NO. 2 TO FIRST AMENDED AND RESTATED ADVISORY AGREEMENT (this “Amendment No. 2”), dated as of ___, 2009 and effective as of ___, 2009, is entered into by and among Grubb & Ellis Apartment REIT, Inc., a Maryland corporation (the “Company”), and Grubb & Ellis Apartment REIT Advisor, LLC, a Virginia limited liability company (the “Advisor”).
W I T N E S S E T H:
     WHEREAS, the parties hereto are parties to that certain First Amended and Restated Advisory Agreement dated as of July 18, 2008 (the “Amended Advisory Agreement”), as amended by Amendment No. 1 to the Amended Advisory Agreement dated as of November 26, 2008 (“Amendment No. 1”);
     WHEREAS, the parties hereto desire to amend the Amended Advisory Agreement, as amended by Amendment No. 1, as provided by this Amendment No. 2;
     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:
     1. Definitions. The following new Sections 1(oo) and 1(pp) are hereby added to the Amended Advisory Agreement.
     “(oo) “Real Estate-Related Securities” shall mean any real estate-related securities investments transferred or conveyed to the Company or the Partnership, either directly or indirectly, or such investments the Board of Directors and the Advisor mutually designate as Real Estate-Related Securities to the extent such investments could be classified as either Real Estate-Related Securities or Properties.”
     “(pp) “Offering Stage” shall mean the period from the commencement of the Company’s initial public equity offering through the termination of the Company’s last public equity offering prior to Listing. For purposes of this definition, “public equity offering” does not include offerings on behalf of selling Stockholders or offerings related to a distribution reinvestment plan, employee benefit plan or the redemption of interests in the Partnership.”
     2. Compensation. Section 9(a) of the Amended Advisory Agreement is hereby deleted in its entirety and replaced with the following.

     “(a) The Advisor or its Affiliates shall receive as compensation for services rendered in connection with the investigation, selection and acquisition of Real Estate Assets and Real Estate-Related Securities (by purchase, investment or exchange) funded by equity raised during the Offering Stage by the Advisor or its Affiliates, including any acquisitions completed after the end of the Offering Stage and/or termination of this Agreement or funded with net proceeds from a Sale, an Acquisition Fee payable by the Company. The total Acquisition Fees paid to the Advisor or its Affiliates shall not exceed (i) 3.0% of the Contract Purchase Price of Properties acquired directly or indirectly by the Company, (ii) 4.0% of the Total Development Cost of Properties developed by or on behalf of the Company for services provided by the Advisor, its Affiliates or sub-contractors thereof, and (iii) 2.0% of the origination price or purchase price of (A) Real Estate-Related Securities and (B) Real Estate Assets other than Properties, originated or acquired by the Company. At the Advisor’s discretion, a portion of the Acquisition Fee may be paid to third-party developers for services rendered. Acquisition Fees shall be payable on the acquisition of a specific Property, on the acquisition of a portfolio of Properties through a purchase of assets, controlling securities or by Joint Venture, by a merger or similar business combination or other comparable transaction, on the completion of development of a Property or Properties for the Company, or on the origination or acquisition of Real Estate-Related Securities or Real Estate Assets other than Properties. However, the total of all Acquisition Fees and Acquisition Expenses payable with respect to any Real Estate Assets and Real Estate-Related Securities shall not exceed 6.0% of the Contract Purchase Price of such Real Estate Assets or Real Estate-Related Securities, or in the case of a loan, 6.0% of the funds advanced, unless fees in excess of such amount are approved by a majority of the Directors not interested in such transaction and by a majority of the Independent Directors not interested in such transaction and which transaction is determined to be commercially competitive, fair and reasonable to the Company. Notwithstanding anything to the contrary herein, in the event the Advisor’s obligations in Section 2(a) herein terminate or are waived by the Company, the Advisor may, in its sole discretion, waive all or a portion of its rights under this Section 9(a).”
     3. Compensation for Additional Services, Certain Limitations. Section 11(b) of the Amended Advisory Agreement is hereby deleted in its entirety and replaced with the following.
     “(b) In extraordinary circumstances, the Advisor and its Affiliates may provide other goods and services to the Company if all of the following criteria are met: (i) the goods or services must be necessary to the prudent operation of the Company; and (ii) the compensation, price or fee must be equal to the lesser of the compensation, price or fee the Company would be required to pay to independent parties who are rendering comparable services or selling or leasing comparable goods on competitive terms in the same geographic location, or the compensation, price or fee charged by the Advisor or its Affiliates for rendering comparable services or selling or leasing comparable goods to third parties on competitive terms. In addition, any such payment will be subject to the further limitation described in paragraph (c) below. Extraordinary circumstances shall be presumed only when there is an emergency situation requiring immediate action by the Advisor or its Affiliates and the goods or services are not immediately available from unaffiliated parties. Services which may be performed in such extraordinary circumstances include emergency maintenance of Company Properties, janitorial and other related services due to strikes or lock-outs, emergency tenant evictions and repair services which require immediate action, as well as operating and re-leasing properties with respect to which the leases are in default or have been terminated.”
     4. Defined Terms; References.
     Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Amended Advisory Agreement, as amended by Amendment No. 1. Each reference to “hereof,” “hereunder,” “herein” and “hereby” and each other similar reference and each reference to “this Amended Advisory Agreement” and each other similar reference contained in the Agreement shall, after the date hereof, refer to the Amended Advisory Agreement as amended by Amendment No. 1 and this Amendment No. 2.
     5. Titles and Headings.
     The headings in this Amendment No. 2 are for reference purposes only, and shall not in any way affect the meaning or interpretation of this Amendment No. 2.
     6. Severability.
     The invalidity of any portion of this Amendment No. 2 shall not affect the validity, force or effect of the remaining portions hereof. If it is ever held that any restriction hereunder is too broad to permit enforcement of such restriction to its fullest extent, such restriction shall be enforced to the maximum extent permitted by law.
     7. Counterparts and Recognition of Facsimile Signatures.
     This Amendment No. 2 may be executed in one or more counterparts, each of which shall be deemed an original agreement, but all of which together shall constitute one and the same instrument. Additionally, the parties hereto acknowledge and agree that a facsimile signature to this Amendment No. 2 will be recognized and accepted as an original signature.
     8. Governing Law.
     The parties hereto agree that this Amendment No. 2 shall be governed by the provisions of Section 24 of the Amended Advisory Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be executed effective as of the date first written above by their respective officers thereunto duly authorized.

GRUBB & ELLIS APARTMENT REIT, INC.

By:

Name:

Title:

GRUBB & ELLIS APARTMENT REIT ADVISOR, LLC

By:

Name:

Title: